UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

Commission File Number: 1-40392
DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant’s address of principal executive offices: 500 Woodward Ave., Suite 2900, Detroit, Michigan 48226-1279
Registrant’s telephone number, including area code:  (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2026, Melissa Cox was terminated without cause from her position as Executive Vice President and Chief Administrative Officer effective immediately. Ms. Cox will receive severance and other customary benefits consistent with those she is entitled to receive under the form of Severance Agreement, which was previously filed as Exhibit 10.6 to the Company’s Form 10-K for the year ended December 31, 2025.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026

DT MIDSTREAM, INC. (Registrant)

by
/s/ Wendy Ellis
	Name:	Wendy Ellis
	Title:	General Counsel and Corporate Secretary